June 3, 2004

        SUPPLEMENT TO THE DECEMBER 29, 2003 CLASS A, CLASS B AND CLASS C
                    PROSPECTUS FOR PIONEER EUROPE SELECT FUND
                       (AS SUPPLEMENTED FEBRUARY 1, 2004)


The following replaces the fund's performance for the nine months ended September 30, 2003 in the section of the prospectus referenced below.

BASIC INFORMATION ABOUT THE FUND

FUND PERFORMANCE

For the nine months ended September 30, 2003, the total return was 13.90%.


MANAGEMENT

The following replaces the section entitled "Portfolio management":

PORTFOLIO MANAGEMENT

Day-to-day management of the fund's portfolio is the responsibility of a team of portfolio managers and analysts led by Andrew Arbuthnott. The team, which is based in Dublin, manages other Pioneer funds investing primarily in European securities. The team draws upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited (PIML).

Andrew Arbuthnott, vice president, joined Pioneer Investment Management Limited (formerly known as Europlus Investment Management & Research Ltd.) as a portfolio manager in 1999.

BUYING, EXCHANGING AND SELLING SHARES

The following supplements the section entitled "Net asset value":

NET ASSET VALUE

The fund primarily invests in securities of non-U.S. issuers and the markets for these securities generally close prior to the time the fund determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the fund's trustees have determined to use the fair value of these securities as of the time the fund determines it net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the fund to reflect the security's fair value at the time the fund determines its net asset value. The fund applies these recommendations in accordance with procedures approved by the trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the fund determines its net asset value or the opening price of the security on the next business day. The fund's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The fund also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

The following supplements the section entitled "Shareowner account policies":

SHAREOWNER ACCOUNT POLICIES

The fund discourages excessive and/or short-term trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund performance. Accordingly, the fund applies a 2% redemption fee on redemptions of fund shares made within 30 days of purchase, except for Class B and C shares. The fund plans to implement this fee for Class B and C shares as soon as it can implement certain operational changes.









                                                                   14929-00-0104
                                             (C) Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds, Member SIPC